                                                                  EXHIBIT 10.B.1
                        GREYHOUND FINANCIAL CORPORATION

                 FIRST AMENDMENT DATED AS OF SEPTEMBER 30, 1994
                   TO CREDIT AGREEMENT (SHORT TERM FACILITY)




                 This FIRST AMENDMENT TO CREDIT AGREEMENT (SHORT TERM FACILITY) (this "Amendment") is dated as of September 30, 1994 and entered into by and among GREYHOUND FINANCIAL CORPORATION, a Delaware corporation (the "Company"), the undersigned lenders (collectively the "Lenders"), the undersigned Agents, BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, BANK OF MONTREAL, CHEMICAL BANK, CITIBANK, N.A., and NATIONAL WESTMINSTER BANK USA, individually and as agents (the "Agents") for the Lenders hereunder, and CITIBANK, N.A., a national banking association, as administrative agent (the "Administrative Agent") for the Lenders hereunder, and is made with reference to that certain Credit Agreement (Short Term Facility) dated as of May 16, 1994, by and among the Company, the Lenders, the Agents and the Administrative Agent (the "Credit Agreement"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

                 WHEREAS, the Company has requested that (i) the definition of "Margin" in Section 1.01 of the Credit Agreement be amended, (ii) the fees referred to in Section 2.09 of the Credit Agreement be amended and (iii) the Commitments of certain Lenders be increased;

                 NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

                 SECTION 1.  AMENDMENTS TO THE CREDIT AGREEMENT

                 A. NEW DEFINITIONS. Section 1.01 of the Credit Agreement is hereby amended by deleting therefrom the definition of the term "Margin" and substituting the following therefor:

                          "'Margin' shall mean with respect to any day in any Interest Period in relation to any Advance, the percentages set forth in Table A below, with respect to determinations of the Base Rate, or Table B below, with respect to determinations of the Eurodollar Rate:

                                    Table A
                               Base Rate Margins
                               (in basis points)

                                       Outstanding Advances as a
                                       Percentage of Commitments
                                                            Greater than
    Level                    Less than 50%                  or equal to 50%
    -----                    -------------                  ---------------
    Level 1                     -12.50                          -12.50
    Level 2                     -13.75                          -13.75
    Level 3                     -15.00                          -15.00
    Level 4                     -25.00                            0.00
    Level 5                      10.00                           60.00


                                    Table B
                               Eurodollar Margins
                               (in basis points)

                                       Outstanding Advances as a
                                       Percentage of Commitments
                                                            Greater than
    Level                    Less than 50%                  or equal to 50%
    -----                    -------------                  ---------------
    Level 1                      25.00                           37.50
    Level 2                      36.25                           48.75
    Level 3                      47.50                           60.00
    Level 4                      75.00                          100.00
    Level 5                     110.00                          160.00

         The applicable Margin shall be adjusted daily to reflect changes in the outstanding principal amount of the Advances (determined for any day as of the close of business) and the Level applicable to Long-term Debt in accordance with Section 2.06."


                 B. AMENDMENT TO SECTION 2.01. Section 2.01(a) of the Credit Agreement is hereby amended by replacing the phrase "the signature pages" appearing therein with the phrase "Schedule 2".

                 C. AMENDMENT TO SECTION 2.09. Section 2.09 of the Credit Agreement is hereby amended by deleting all of the text appearing after the colon and before the period in the first sentence of such Section and substituting the following therefor:

                 "with respect to each day that
                 (i) Level 1 is applicable, 0.125% per annum,
                 (ii) Level 2 is applicable, 0.1375% per annum,
                 (iii) Level 3 is applicable, 0.15% per annum,
                 (iv) Level 4 is applicable, 0.25% per annum, or
                 (v) Level 5 is applicable, 0.40% per annum".

                 D. ADDITION OF SCHEDULE; CHANGES TO COMMITMENTS. The Credit Agreement is hereby amended by adding thereto a new Schedule 2 in the form of Annex I to this Amendment. The Commitments set forth on the signature pages to the Agreement are hereby deleted and the Commitments set forth on Schedule 2 are substituted therefor.

                 SECTION 2.       COMPANY'S REPRESENTATIONS AND WARRANTIES

                 To induce the Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, the Company represents and warrants to each Lender that the following statements are true, correct and complete:

                 A. CORPORATE POWER AND AUTHORITY. The Company has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement, as amended by this Amendment (the "Amended Agreement").

                 B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the consummation of the Amended Agreement have been duly authorized by all necessary corporate action on the part of the Company.

                 C. NO CONFLICT. The execution and delivery by the Company of this Amendment and the consummation by the Company of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to the Company or its Subsidiaries, the certificate of incorporation or bylaws of the Company or any order, judgment or decree of any court or other agency of government binding on the Company or its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of the Company or its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of the Company or its Subsidiaries, or (iv) require any approval of stockholders or any approval or consent of any Person under any contractual obligation of the Company or its Subsidiaries (other than the parties hereto).

                 D. GOVERNMENTAL CONSENTS. The execution and delivery by the Company of this Amendment and the consummation by the Company of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

                 E. BINDING OBLIGATION. This Amendment has been duly executed and delivered by the Company and this Amendment and the Amended Agreement are the legally valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by principles of equity and commercial reasonableness.

                 F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 3.01 of the Credit Agreement are true, correct and complete in all material respects to the same extent as though made on and as of the date hereof, except as provided above or to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                 G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would, upon the giving of notice, the passage of time, or otherwise, constitute an Event of Default.

                 SECTION 3.       CONDITIONS TO EFFECTIVENESS

                 Section 1 of this Amendment shall become effective on the first date on or after October 3, 1994 on which all of the following conditions precedent shall have been satisfied (such date being referred to herein as the "First Amendment Effective Date"):

                 A. On or before the First Amendment Effective Date, the Company shall deliver to the Lenders (or to the Agents with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the First Amendment Effective Date:

                          1. Resolutions of its Board of Directors approving and authorizing the execution, delivery, and performance of this Amendment, certified as of the First Amendment Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment;

                          2. Signature and incumbency certificates of its officers executing this Amendment; and

                          3.      Executed copies of this Amendment.

                 B. The Lenders and their respective counsel shall have received originally executed copies of one or more favorable written opinions of W.J. Hallinan, Vice President-General Counsel and Secretary of the Company, in form and substance reasonably satisfactory to the Agents and their counsel, dated as of the First Amendment Effective Date and setting forth substantially the matters in the opinions designated in Annex II to this Amendment and as to such other matters as the Agents acting on behalf of the Lenders may reasonably request.

                 C. On or before the First Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by the Agents, acting on behalf of the Lenders, and their counsel shall be satisfactory in form and substance to the Agents and such counsel, and the Agents and such counsel shall have received all such counterpart originals or certified copies of such documents as the Agents may reasonably request.

                 D. On or before the First Amendment Effective Date, the Company shall have paid to the Administrative Agent for distribution to each Lender party to this Amendment, an amount equal to (i) 0.05% multiplied by the amount set forth opposite such Lender's name under Column A of Annex III plus
(ii) 0.10% multiplied by the amount set forth opposite such Lender's name under Column B of Annex III to this Amendment.

                 SECTION 4.  MISCELLANEOUS

                 A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                 (i) On and after the date this Amendment becomes effective in accordance with its terms, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the Notes to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

             (ii) Except as specifically amended by this Amendment, the Credit Agreement and the Notes shall remain in full force and effect and are hereby ratified and confirmed.

            (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of, any right, power or remedy of the Agents or any Lender under, the Credit Agreement or the Notes.

                 B. FEES AND EXPENSES. The Company acknowledges that all costs, fees and expenses as described in Section 8.05 of the

Credit Agreement incurred by the Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Company.

                 C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

                 D. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                 E. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages
are physically attached to the same document.   This Amendment shall become
effective as of the date hereof upon the execution and delivery of a counterpart hereof by the Company and the Lenders.


                  [Remainder of page intentionally left blank]

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                        The Company:
                                        GREYHOUND FINANCIAL CORPORATION

                                            /s/
                                        By __________________________
                                        Title _______________________

                                            /s/
                                        By __________________________
                                        Title _______________________

                                        The Lenders:
                                          CITIBANK, N.A. (Individually and as
                                          an Agent and Administrative Agent)

                                              /s/
                                          By __________________________
                                          Title _______________________

                                          BANK OF AMERICA NATIONAL TRUST
                                          AND SAVINGS ASSOCIATION

                                              /s/
                                          By __________________________
                                          Title _______________________

                                          BANK OF AMERICA NATIONAL TRUST
                                          AND SAVINGS ASSOCIATION (as an
                                          Agent)

                                              /s/
                                          By __________________________
                                          Title _______________________

                                          BANK OF MONTREAL (Individually
                                          and as an Agent)

                                              /s/
                                          By __________________________
                                          Title _______________________

                                          CHEMICAL BANK (Individually
                                          and as an Agent)

                                              /s/
                                          By __________________________
                                          Title _______________________

                                          NATIONAL WESTMINSTER BANK USA
                                          (Individually and as an Agent)

                                              /s/
                                          By __________________________
                                          Title _______________________

                                          BANK OF AMERICA ILLINOIS

                                              /s/
                                          By __________________________
                                          Title _______________________

                                          THE CHASE MANHATTAN BANK
                                          (NATIONAL ASSOCIATION)

                                              /s/
                                          By __________________________
                                          Title _______________________

                                          CREDIT SUISSE

                                               /s/
                                          By __________________________
                                          Title _______________________

                                               /s/
                                          By __________________________
                                          Title _______________________

                                   THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                   LOS ANGELES AGENCY

                                       /s/
                                   By __________________________
                                   Title _______________________

                                   NATIONSBANK OF GEORGIA, N.A.

                                       /s/
                                   By __________________________
                                   Title _______________________

                                   UNION BANK OF SWITZERLAND LOS ANGELES BRANCH

                                       /s/
                                   By __________________________
                                   Title _______________________

                                       /s/
                                   By __________________________
                                   Title _______________________

                                   WESTDEUTSCHE LANDESBANK GIROZENTRALE -
                                   NEW YORK AND CAYMAN ISLANDS BRANCHES

                                       /s/
                                   By __________________________
                                   Title _______________________

                                       /s/
                                   By __________________________
                                   Title _______________________

                                   CREDIT LYONNAIS SAN FRANCISCO BRANCH

                                       /s/
                                   By __________________________
                                   Title _______________________

                                   FIRST INTERSTATE BANK OF ARIZONA, N.A.

                                       /s/
                                   By __________________________
                                   Title _______________________

                                   NATIONAL WESTMINSTER BANK PLC

                                        /s/
                                   By __________________________
                                   Title _______________________

                                   ROYAL BANK OF CANADA

                                        /s/
                                   By __________________________
                                   Title _______________________

                                   SOCIETE GENERALE

                                        /s/
                                   By __________________________
                                   Title _______________________

                                   BANK ONE, ARIZONA, N.A.

                                        /s/
                                   By __________________________
                                   Title _______________________

                                   DRESDNER BANK AG LOS ANGELES AGENCY

                                        /s/
                                   By __________________________
                                   Title _______________________

                                         /s/
                                   By __________________________
                                   Title _______________________

                                   UNION BANK

                                         /s/
                                   By __________________________
                                   Title _______________________

                        THE LONG-TERM CREDIT BANK OF
                        JAPAN, LTD., LOS ANGELES AGENCY

                            /s/
                        By____________________________
                        Title_________________________

                            /s/
                        By____________________________
                        Title_________________________

                        THE MITSUBISHI TRUST AND BANKING CORPORATION, ACTING THROUGH ITS LOS ANGELES AGENCY

                            /s/
                        By ___________________________
                        Title_________________________

                        ARAB BANKING CORPORATION

                            /s/
                        By ___________________________
                        Title_________________________

                        THE BANK OF NOVA SCOTIA

                            /s/
                        By ___________________________
                        Title_________________________

                        FIRST FIDELITY BANK, NATIONAL ASSOCIATION

                            /s/
                        By ___________________________
                        Title_________________________

                        BANK HAPOALIM, B.M., LOS ANGELES BRANCH

                            /s/
                        By____________________________
                        Title_________________________

                            /s/
                        By____________________________
                        Title_________________________

                        BANK OF AMERICA ARIZONA

                            /s/
                        By ___________________________
                        Title_________________________

                        BANK OF HAWAII

                            /s/
                        By ___________________________
                        Title_________________________

                        BANQUE NATIONALE DE PARIS

                            /s/
                        By____________________________
                        Title_________________________

                            /s/
                        By____________________________
                        Title_________________________

                        COMERICA BANK

                            /s/
                        By ___________________________
                        Title_________________________

                        CREDIT AGRICOLE

                            /s/
                        By ___________________________
                        Title_________________________

                        DG BANK DEUTSCHE GENOSSENSCHAFTSBANK

                            /s/
                        By ___________________________
                        Title_________________________

                        KREDIETBANK N.V.

                            /s/
                        By ___________________________
                        Title_________________________

                            /s/
                        By ___________________________
                        Title_________________________

                        NBD BANK, N.A.

                            /s/
                        By ___________________________
                        Title_________________________

                        ISTITUTO BANCARIO SAN PAOLO DI TORINO S.P.A.

                            /s/
                        By____________________________
                        Title_________________________

                            /s/
                        By____________________________
                        Title_________________________

                        SANWA BANK, LTD.

                            /s/
                        By____________________________
                        Title_________________________

                        UNITED STATES NATIONAL BANK OF OREGON

                            /s/
                        By____________________________
                        Title_________________________

                        ABN AMRO BANK N.V., LOS ANGELES INTERNATIONAL BRANCH

                            /s/
                        By____________________________
                        Title_________________________

                            /s/
                        By____________________________
                        Title_________________________

                        BANK OF IRELAND

                            /s/
                        By____________________________
                        Title_________________________

                        THE BANK OF CALIFORNIA, N.A.

                            /s/
                        By____________________________
                        Title_________________________

                        FUJI BANK, LTD.

                            /s/
                        By____________________________
                        Title_________________________

                        THE SAKURA BANK, LTD.

                            /s/
                        By____________________________
                        Title_________________________

                        BANQUE PARIBAS

                            /s/
                        By____________________________
                        Title_________________________

                        COMPAGNIE FINANCIERE DE CIC ET DE L'UNION EUROPEENNE

                            /s/
                        By____________________________
                        Title_________________________


                            /s/
                        By____________________________
                        Title_________________________

                        SUMITOMO BANK, LTD.

                            /s/
                        By____________________________
                        Title_________________________

                        DEUTSCHE BANK AG NEW YORK AND/OR
                        CAYMAN ISLANDS BRANCHES

                            /s/
                        By____________________________
                        Title_________________________

                            /s/
                        By____________________________
                        Title_________________________

                        COMMERZBANK

                            /s/
                        By____________________________
                        Title_________________________

                        THE DAI-ICHI KANGYO BANK, LTD. LOS ANGELES AGENCY

                            /s/
                        By____________________________
                        Title_________________________

                        MONTE DEI PASCHI DI SIENA

                            /s/
                        By____________________________
                        Title_________________________

                            /s/
                        By____________________________
                        Title_________________________

                        THE SUMITOMO TRUST AND BANKING CO., LTD.,
                        LOS ANGELES AGENCY

                            /s/
                        By____________________________
                        Title_________________________

                                    ANNEX I
                     TO FIRST AMENDMENT TO CREDIT AGREEMENT
                             (SHORT TERM FACILITY)

                                   SCHEDULE 2
                 TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT

     COMMITMENT                LENDERS
     ----------                -------
    $60,000,000               CITIBANK, N.A.

    $60,000,000               BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION

    $60,000,000               BANK OF MONTREAL

    $60,000,000               CHEMICAL BANK

    $25,000,000               NATIONAL WESTMINSTER BANK USA

    $5,000,000                BANK OF AMERICA ILLINOIS

    $50,000,000               THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION)

    $25,000,000               CREDIT SUISSE

    $37,500,000               THE INDUSTRIAL BANK OF JAPAN, LIMITED, LOS ANGELES AGENCY

    $32,500,000               NATIONSBANK OF GEORGIA, N.A.

    $27,500,000               UNION BANK OF SWITZERLAND LOS ANGELES BRANCH

    $27,500,000               WESTDEUTSCHE LANDESBANK GIROZENTRALE - NEW YORK AND CAYMAN ISLANDS BRANCHES

    $25,000,000               CREDIT LYONNAIS SAN FRANCISCO BRANCH

    $25,000,000               FIRST INTERSTATE BANK OF ARIZONA, N.A.

    $25,000,000               NATIONAL WESTMINSTER BANK PLC

    $25,000,000               ROYAL BANK OF CANADA

    $25,000,000               SOCIETE GENERALE

    $20,000,000               BANK ONE, ARIZONA, N.A.

    $17,500,000               DRESDNER BANK AG LOS ANGELES AGENCY

    $25,000,000               UNION BANK

    $15,000,000               THE LONG-TERM CREDIT BANK OF JAPAN, LTD., LOS ANGELES AGENCY

    $15,000,000               THE MITSUBISHI TRUST AND BANKING CORPORATION, acting through its LOS ANGELES AGENCY

    $12,500,000               ARAB BANKING CORPORATION

    $25,000,000               THE BANK OF NOVA SCOTIA

    $12,500,000               FIRST FIDELITY BANK, NATIONAL ASSOCIATION

    $10,000,000               BANK HAPOALIM, B.M., LOS ANGELES BRANCH

    $10,000,000               BANK OF AMERICA ARIZONA

    $12,500,000               BANK OF HAWAII

    $10,000,000               BANQUE NATIONALE DE PARIS

    $10,000,000               COMERICA BANK

    $15,000,000               CREDIT AGRICOLE

    $10,000,000               DG BANK DEUTSCHE GENOSSENSCHAFTSBANK

    $15,000,000               KREDIETBANK N.V.

    $10,000,000               NBD BANK, N.A.

    $10,000,000               ISTITUTO BANCARIO SAN PAOLO DI TORINO S.P.A.

                                                              Annex I -1

         $10,000,000                               SANWA BANK, LTD.

         $10,000,000                               UNITED STATES NATIONAL BANK OF OREGON

         $10,000,000                               ABN AMRO BANK N.V., LOS ANGELES INTERNATIONAL BRANCH

         $7,500,000                                BANK OF IRELAND

         $7,500,000                                THE BANK OF CALIFORNIA, N.A.

         $10,000,000                               FUJI BANK, LTD.

         $5,000,000                                THE SAKURA BANK, LTD.

         $15,000,000                               BANQUE PARIBAS

         $12,500,000                               COMPAGNIE FINANCIERE DE CIC ET DE L'UNION EUROPEENNE

         $5,000,000                                SUMITOMO BANK, LTD.

         $27,500,000                               DEUTSCHE BANK AG NEW YORK AND/OR CAYMAN ISLANDS BRANCHES

         $10,000,000                               COMMERZBANK

         $5,000,000                                THE DAI-ICHI KANGYO BANK, LTD. LOS ANGELES AGENCY

         $5,000,000                                MONTE DEI PASCHI

         $10,000,000                               THE SUMITOMO TRUST AND BANKING CO., LTD., LOS ANGELES AGENCY


Total Commitments:

         $1,000,000,000





                                                              Annex I-2

                                   ANNEX III
                    TO FIRST AMENDMENT TO CREDIT AGREEMENT
                             (SHORT TERM FACILITY)

               AMOUNTS FOR PURPOSES OF CALCULATION IN SECTION 3D



COLUMN A                  COLUMN B

AMOUNT FOR                AMOUNT FOR
PURPOSES OF               PURPOSES OF
CALCULATION IN            CALCULATION IN
SECTION 3D(i)             SECTION 3D(ii)           LENDERS
- --------------            --------------           -------
$13,000,000              $47,000,000                CITIBANK, N.A.

$60,000,000              $0                         BANK OF AMERICA NATIONAL
                                                    TRUST AND SAVINGS ASSOCIATION

$60,000,000              $0                         BANK OF MONTREAL

$55,500,000              $4,500,000                 CHEMICAL BANK

$25,000,000              $0                         NATIONAL WESTMINSTER BANK USA

$5,000,000               $0                         BANK OF AMERICA ILLINOIS

$50,000,000              $0                         THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION)

$25,000,000              $0                         CREDIT SUISSE

$37,500,000              $0                         THE INDUSTRIAL BANK OF JAPAN, LIMITED, LOS ANGELES AGENCY

$32,500,000              $0                         NATIONSBANK OF GEORGIA, N.A.

$27,500,000              $0                         UNION BANK OF SWITZERLAND LOS ANGELES BRANCH

$27,500,000              $0                         WESTDEUTSCHE LANDESBANK GIROZENTRALE - NEW YORK
                                                    AND CAYMAN ISLANDS BRANCHES

$25,000,000              $0                         CREDIT LYONNAIS SAN FRANCISCO RANCH

$25,000,000              $0                         FIRST INTERSTATE BANK OF ARIZONA, N.A.

$25,000,000              $0                         NATIONAL WESTMINSTER BANK PLC

$25,000,000              $0                         ROYAL BANK OF CANADA

$25,000,000              $0                         SOCIETE GENERALE

$20,000,000              $0                         BANK ONE, ARIZONA, N.A.

$17,500,000              $0                         DRESDNER BANK AG LOS ANGELES AGENCY

$17,500,000              $7,500,000                 UNION BANK

$15,000,000              $0                         THE LONG-TERM CREDIT BANK OF JAPAN, LTD., LOS ANGELES AGENCY

$15,000,000              $0                         THE MITSUBISHI TRUST AND BANKING CORPORATION, acting through its
                                                    LOS ANGELES AGENCY

$12,500,000              $0                         ARAB BANKING CORPORATION

$12,500,000              $12,500,000                THE BANK OF NOVA SCOTIA

$12,500,000              $0                         FIRST FIDELITY BANK, NATIONAL ASSOCIATION

$10,000,000              $0                         BANK HAPOALIM, B.M., LOS ANGELES BRANCH

$10,000,000              $0                         BANK OF AMERICA ARIZONA

$10,000,000              $2,500,000                 BANK OF HAWAII

$10,000,000              $0                         BANQUE NATIONALE DE PARIS

$10,000,000              $0                         COMERICA BANK

$10,000,000              $5,000,000                 CREDIT AGRICOLE

                                                              Annex III -1

$10,000,000              $0                         DG BANK DEUTSCHE GENOSSENSCHAFTSBANK

$10,000,000              $5,000,000                 KREDIETBANK N.V.

$10,000,000              $0                         NBD BANK, N.A.

$10,000,000              $0                         ISTITUTO BANCARIO SAN PAOLO DI TORINO S.P.A

$10,000,000              $0                         SANWA BANK, LTD.

$10,000,000              $0                         UNITED STATES NATIONAL BANK OF OREGON

$10,000,000              $0                         ABN AMRO BANK N.V.,  LOS ANGELES INTERNATIONAL BRANCH

$7,500,000               $0                         BANK OF IRELAND

$5,000,000               $2,500,000                 THE BANK OF CALIFORNIA, N.A.

$5,000,000               $5,000,000                 FUJI BANK, LTD.

$5,000,000               $0                         THE SAKURA BANK, LTD.

$15,000,000              $0                         BANQUE PARIBAS

$10,500,000              $2,000,000                 COMPAGNIE FINANCIERE DE CIC ET DE L'UNION EUROPEENNE

$5,000,000               $0                         SUMITOMO BANK, LTD.

$27,500,000              $0                         DEUTSCHE BANK AG NEW YORK AND/OR CAYMAN ISLANDS BRANCHES

$10,000,000              $0                         COMMERZBANK

$5,000,000               $0                         THE DAI-ICHI KANGYO BANK, LTD. LOS ANGELES AGENCY

$5,000,000               $0                         MONTE DEI PASCHI

$10,000,000              $0                         THE SUMITOMO TRUST AND BANKING CO., LTD., LOS ANGELES AGENCY

                                 Annex III-2